UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2008

EN2GO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50480	98-0389557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2921 West Olive Avenue, Burbank, California 91505

(Address of Principal Executive Offices)

(818) 433-7191

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 12, 2007, we announced the appointment of Ted Cohen to the Company’s Board of Directors. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Ted Cohen

Mr. Cohen was appointed en2Go’s Chief Strategy Officer in December 2007.  In his previous role as Senior VP Digital Development for EMI Music, he led next-generation digital business development world-wide for the “big four” record company. Prior to his role at EMI, Cohen served as Executive Vice President of Digital Music Network Inc, where he co-founded and served as Chairman of the ground-breaking Webnoize conferences. Ted is the Managing Partner of TAG Strategic and chairs MidemNet, the international music/technology conference held annually in Cannes.

Item 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements.

Not applicable.

(b)

Pro Forma Financial Information

Not applicable

(c)

Exhibits

99.1

Press Release dated August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN2GO INTERNATIONAL, INC.

August 15, 2008

  /s/ PAUL FISHKIN

Paul Fishkin

President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 12, 2008